UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2014 (October 1, 2014)

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 1, 2014, Owens & Minor, Inc. (the “Company”) and its wholly-owned subsidiary, Mongoose Merger Sub Inc. (“Merger Sub”), completed its previously announced acquisition of all of the outstanding shares of common stock of Medical Action Industries, Inc. (“MAI”), in accordance with the Agreement and Plan of Merger, dated as of June 24, 2014, by and among the Company, Merger Sub and MAI and filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Form 8-K dated June 25, 2014. A copy of the press release announcing the closing of the transaction is attached to this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release issued by the Company on October 1, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2014

OWENS & MINOR, INC.

By:	/s/ Grace R. den Hartog
Grace R. den Hartog Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by the Company on October 1, 2014.